INVESTING IN
                                  CONNECTIVITY

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The IPS MILLENNIUM  FUND invests in companies  that we believe  benefit from, or contributes to fundamental new directions in technology. We balance these investments with high dividend-paying stocks. For more complete information about the IPS Millennium Fund including charges and expenses, you may obtain a prospectus from IPS Funds by visiting our web site, WWW.IPSFUNDS.COM or by calling us at (800) 249-6927.

                 ANNUALIZED FUND RETURNS THROUGH MARCH 31, 2000

           Morningstar                                         100%
             Rating*                                          No Load
             *****


                                  1 YR. 105.57%
                                  3 YR. 65.64%
                                  5 YR. 44.23%

                            SINCE INCEPTION: 42.85%


*Past performance is no guarantee of future results. Total return assumes reinvestment of all dividends and capital gain distributions. Investment return and principal value fluctuate so that an investor's shares may be worth more or less than their original cost. You should read the prospectus carefully before you invest or send money. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/00. These ratings may change monthly and are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received 5 stars for the 3- and 5-year periods. The top 10% of the funds in a
broad asset class receive 5 stars.   + Inception date: 1/3/95.